                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED APRIL 30, 2001

Seeking growth of capital and of income

SCUDDER
BLUE CHIP FUND

       "A few newly purchased names posted tremendous gains, enabling us to take profits and regain some of the ground lost to competitors earlier in the period.
      The real story, however, was the stellar performance of some of the fund's longest-held names."

                                                      [SCUDDER INVESTMENTS LOGO]

CONTENTS

ECONOMIC OVERVIEW                                                             3

PERFORMANCE UPDATE                                                            7

TERMS TO KNOW                                                                 9

INDUSTRY SECTORS                                                             10

LARGEST HOLDINGS                                                             11

PORTFOLIO OF INVESTMENTS                                                     12

FINANCIAL STATEMENTS                                                         16

FINANCIAL HIGHLIGHTS                                                         19

NOTES TO FINANCIAL STATEMENTS                                                21

AT A GLANCE

 SCUDDER BLUE CHIP FUND TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2001 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                                                                            LIPPER GROWTH AND
                                                 SCUDDER BLUE CHIP FUND      SCUDDER BLUE CHIP FUND       INCOME FUNDS CATEGORY
SCUDDER BLUE CHIP FUND CLASS A                           CLASS B                     CLASS C                    AVERAGE*
------------------------------                   ----------------------      ----------------------       ---------------------
-13.25                                                   -13.59                      -13.53                      -12.75

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE.

 NET ASSET VALUE

                                    AS OF     AS OF
                                   4/30/01   10/31/00
 .........................................................
    SCUDDER BLUE CHIP FUND CLASS
    A                              $18.29     $21.76
 .........................................................
    SCUDDER BLUE CHIP FUND CLASS
    B                              $17.82     $21.30
 .........................................................
    SCUDDER BLUE CHIP FUND CLASS
    C                              $17.98     $21.47
 .........................................................

 SCUDDER BLUE CHIP FUND
 LIPPER RANKINGS AS OF 4/30/01

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER GROWTH AND INCOME FUNDS CATEGORY*

                            CLASS A               CLASS B               CLASS C
 ..........................................................................................
    1-YEAR             #267 of 605 funds     #311 of 605 funds     #305 of 605 funds
 ..........................................................................................
    5-YEAR             #141 of 230 funds     #159 of 230 funds     #157 of 230 funds
 ..........................................................................................
    10-YEAR             #58 of 81 funds             n/a                   n/a
 ..........................................................................................

 DIVIDEND REVIEW

DURING THE SIX-MONTH PERIOD, SCUDDER BLUE CHIP FUND PAID THE FOLLOWING DIVIDENDS PER SHARE:

                           CLASS A   CLASS B   CLASS C
 ...........................................................
    LONG-TERM
    CAPITAL GAIN            $0.60     $0.60     $0.60
 ...........................................................

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX


[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. Chicago, IL. (312)
BOX] 696-6000. The Morningstar Equity Style Box(TM) placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           THE STYLE BOX REPRESENTS A SNAPSHOT OF THE FUND'S
                           PORTFOLIO ON A SINGLE DAY. IT IS NOT AN EXACT
                           ASSESSMENT OF RISK AND DOES NOT REPRESENT FUTURE
                           PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM
                           DAY TO DAY. A LONGER-TERM VIEW IS REPRESENTED BY
                           THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED
                           ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS
                           UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE
                           YEARS. CATEGORY PLACEMENTS OF NEW FUNDS ARE
                           ESTIMATED. MORNINGSTAR HAS PLACED SCUDDER BLUE
                           CHIP FUND IN THE LARGE GROWTH CATEGORY. PLEASE
                           CONSULT THE PROSPECTUS FOR A DESCRIPTION OF
                           INVESTMENT POLICIES.

ECONOMIC OVERVIEW

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.

DEAR SHAREHOLDER:

Just one year ago, the U.S. economy seemed to be on solid footing. Now, cracks have appeared virtually everywhere. Production and retail sales growth have plunged, profits have nose-dived, layoff announcements have soared and even the strong equity rally in the spring has failed to restore the wealth eaten up by the recent bear market.

  U.S. economic growth ground almost to a halt during the winter, and there is little momentum heading into the spring. We have lowered our growth forecasts to just under 2 percent this year and next. That doesn't leave much of a cushion for anything to go wrong, and the chance of an outright recession is high -- about one in three.

  Naturally, the hunt is on for villains and scapegoats. The last decade's hero, Federal Reserve Board Chairman Alan Greenspan, risks becoming this year's flogging boy. Many believe he triggered the current economic slowdown and equity market drop by raising interest rates inappropriately. But our view is different: Greenspan should have tried harder to curb credit excesses and speculative imbalances early on, but he hardly created the euphoria single-handedly, and he is not solely responsible for the current malaise.

  For one idea of what did cause the current malaise, we only need look at the speed with which production and retail sales growth have headed south. Although it isn't unprecedented, big falloffs in sales and production do tend to set in motion a dangerous chain of events, one that very much increases the risks of recession.

  First, profits suffer. Not even the most trigger-happy, cost-cutting executive can save his bottom line in the short run when revenues dry up unexpectedly. And earnings disappointments for this cycle are flooding in. First quarter 2001 Standard & Poor's (S&P) operating earnings were down 22 percent compared to a year ago, dropping them all the way back to early 1998 levels. More importantly, when CEOs confessed to missing their first quarter targets, they warned investors that the earnings outlook was bleak indeed. And the carnage is not confined to any particular sector. We agree that there is trouble ahead. We look for a 12 percent decline in S&P operating earnings this year, with profits not likely to touch bottom until early 2002.

  Profit shortfalls obviously force executives to curb capital spending, the second link in the chain. First, they have less money to bandy about. Second, why expand when you already have idle facilities? Factory operating rates have fallen to 77 percent, the lowest since the last recession. Services, such as advertising, have excesses, too. So we do think it's reasonable to expect declines in traditional capital goods, such as machine tools, trucks and office furniture. We've cut our capital spending estimate to around 3 percent for this year and next.

  Why have we forecast any capital spending growth at all? First, America has neglected its energy infrastructure, and now it is paying the price. Orders for energy generating capacity have catapulted, and natural gas exploration will mean soaring demand for pipelines, processing facilities and other equipment. Second, technology prices are falling again with a vengeance. That stimulates demand, especially since these products help save on labor, which is getting more expensive. Companies will probably try to hold the line on the dollars they spend for high-tech products for the next year or so, but we think the number of computers and storage devices they purchase will still go up.

  Still, despite our relative optimism that America is likely to avoid a capital spending bust, we doubt the country will soon return to the glory days of double-digit growth in either profits or investment. The equity market has taken this more sober outlook on board, and Wall Street has suffered its first bear market in over a decade.

  Bear markets are normally nothing to be afraid of, but the stock market has never been this big relative to the economy. At its peak last winter, equity market capitalization was 86 percent larger than gross domestic product (GDP), compared to 45 percent smaller in 1987. Wall Street matters more to the average family, too. Last winter, stocks comprised 27 percent of households' net worth, compared just 10 percent in 1987. The stocks Americans own are even worth more than the equity they have in their homes. That's why, despite a sharp rise in house

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.



   [BAR GRAPH]

                                           NOW (5/31/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate1                          5.40                   5.70                   6.40                   5.50
Prime rate2                                     7.00                   9.50                   9.25                   7.75
Inflation rate3*                                3.30                   3.40                   3.10                   2.20
The U.S. dollar4                               10.00                  11.10                   4.30                  -0.90
Capital goods orders5*                          1.70                  22.20                  13.30                   5.40
Industrial production 5*                       -1.00                   5.10                   6.50                   3.20
Employment growth6                              0.40                   1.70                   2.70                   2.30

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 4/30/01.


SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.

prices last year, falling stock prices dealt the biggest blow to the household wealth in over 25 years.

  Can U.S. consumers shrug off the big losses? We don't think so. There are only so many Scrooges who pile up money just to count it. People have been saving little because they assumed their stock market gains would take care of their retirement. Many are already having second thoughts; hence the frugality during the Christmas shopping season and the falloff in consumer confidence. History tells us to expect much slower consumer spending when net worth is under pressure.

  So far, though, consumers haven't panicked. Vehicle sales ran at a fantastic rate of more than 17,000,000 annually during the opening months of the year (although sales have slowed in the past couple of months, as car makers became more judicious with incentives). Recreation spending is up sharply, especially at casinos and amusement parks. Folks are not eager to buy another personal computer, but they're still having a love affair with the Internet: Annualized spending on Internet service providers was $22 billion in the first four months of this year (the latest data available from the Bureau of Economic Analysis compared to $10 billion in the first four months of 2000.

  Despite these bright spots, we think businesses vying for a share of consumer wallets will find it tough going during the next couple of years. The recently passed tax cut, with rebates scheduled to begin during the summer should help shoppers stay in the game. But we doubt overall consumption will rise much more than two percent for the next couple of years, as the damage the bear market has done sinks in.

  As the clouds gather over both capital spending and consumption, a little help from our friends would be most welcome. We're not likely to get much. Japan's economy is struggling. Smaller Asian nations are hurting from the rout in the electronics industry, among other things. Political problems have resurfaced in the largest economies in South America. And Europe is slowing down. This is not the stuff of vibrant export growth, and the surprisingly strong dollar has provided an additional headwind. Export volume declined in both the final quarter of 2000 as well as in the first three months of this year. We've trimmed this year's export growth estimate to just 1 percent from the 7 percent to 8 percent we thought likely at the beginning of the year. At least imports fell, too, in the first quarter, so lessened the damage on first quarter growth. However, trade will still likely be a drag on U.S. growth

ECONOMIC OVERVIEW

for the rest of this year and 2002, just as it has been every year since 1996.

  As virtually every part of the economy decelerates, it puts enormous strain on the credit markets, the final link in our chain and the one that holds everything together. The most recent boom encouraged virtually everyone to borrow. People expected profits and incomes to grow so fast that making future payments would be no problem.

  Now, falling profits and surging layoffs will test that optimism. There's little margin for error. Debt service now eats up 14.3 percent of families' after-tax income, an all time high. And non-financial companies have pushed their debt up to 64 percent of GDP, only a smidgen lower than during the junk bond heyday. Defaults are high.

  But consumers and non-financial businesses look downright conservative next to financial companies. In just the past six years, they've doubled their leverage -- from under $4 trillion to over $8 trillion, or nearly 85 percent of GDP. Most of this debt is backed by other debt, such as mortgage pools, asset-backed securities and other structured products. But that doesn't mean it's risk free. The math underlying the securities is complex, counter-parties to the transactions are legion and markets must be almost perfectly liquid to assure constant refunding. The whizzes who concocted this financial legerdemain had better hope they got their models right. So should the rest of us. Of all the risks that come from a slowing economy, a breakdown in the credit markets would have the greatest fallout of all.

  Economic slowdowns and bear markets are no fun whatsoever. They test a country's policymakers, businesspeople and citizens. So far, the evidence strongly suggests that all are keeping their heads and acting appropriately. If that continues to be the case -- as we expect it will -- the worst should be behind us sometime in the second half of the year. Until then, be careful out there.

Zurich Scudder Investments, Inc.

Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF JUNE 6, 2001, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

ECONOMIC OVERVIEW

                           [INTENTIONALLY LEFT BLANK]

PERFORMANCE UPDATE

[McCORMICK PHOTO]
PORTFOLIO MANAGER TRACY MCCORMICK IS A MANAGING DIRECTOR OF ZURICH SCUDDER INVESTMENTS, INC., AND LEAD PORTFOLIO MANAGER OF SCUDDER BLUE CHIP FUND. MCCORMICK BRINGS MORE THAN 15 YEARS OF INVESTMENT INDUSTRY EXPERIENCE TO THE FUND.


[LANGBAUM PHOTO]
PORTFOLIO MANAGER GARY A. LANGBAUM, C.F.A., CONTRIBUTES MORE THAN 20 YEARS OF INVESTMENT INDUSTRY EXPERIENCE TO THE FUND. THE MANAGEMENT TEAM IS SUPPORTED BY ZURICH SCUDDER INVESTMENTS' LARGE STAFF OF ANALYSTS, RESEARCHERS, TRADERS AND ECONOMISTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

SCUDDER BLUE CHIP FUND, DURING THE SEMIANNUAL PERIOD, FACED A MARKET PLAGUED BY A SLOWING U.S. ECONOMY, PERSISTENT VOLATILITY AND DISAPPOINTING CORPORATE EARNINGS. AMID THESE AND OTHER CHALLENGES, THE PORTFOLIO SUFFERED LOSSES, ALONG WITH THE BENCHMARK AND THE MAJORITY OF ITS PEERS. HERE, LEAD PORTFOLIO MANAGER TRACY MCCORMICK REVISITS THE SIX MONTHS ENDED APRIL 30, 2001.

Q WILL YOU PROVIDE AN OVERVIEW OF MARKET CONDITIONS DURING THE PERIOD, HIGHLIGHTING THE PARTICULAR CHALLENGES TO SCUDDER BLUE CHIP FUND PERFORMANCE?

A The semiannual period began in the waning months of 2000, when slower-than-expected U.S. economic growth and disappointing corporate earnings intensified the anxieties of investors already wearied by historically high levels of sustained market volatility. Fearing recession (see Terms To Know on page 9), many turned away from technology and other high-valuation/high-expectation sectors, choosing instead more traditionally defensive industries, such as health care and finance.

  Then, in an aggressive attempt to avert recession, the Federal Reserve Board cut short-term interest rates soon after the New Year. It was widely believed, however, that this friendlier monetary policy was instituted too late, and that an extended economic downturn would be unavoidable. Despite a successive cut in interest rates, increasingly worried investors sold stocks across the board. In the end, few sectors were left untouched. The period ended on a high note, however, when the equity markets rallied strongly in response to the Fed's April move to reduce rates a third time.

  Overall, value stocks (see Terms To Know on page 9) reversed a long-time trend, outperforming their growth (see Terms To Know on page 9) counterparts. Likewise, small-capitalization stocks (see Terms To Know on page 9) outstripped larger caps during the period. The fund's objective creates a natural bias toward larger growth stocks, which put the fund at a disadvantage during this market cycle.

Q HOW DID SCUDDER BLUE CHIP FUND PERFORM AGAINST THIS VOLATILE BACKDROP?

A Despite our best efforts, the portfolio lost ground -- slightly underperforming the benchmark Standard & Poor's 500 index and the average of its peers. For the semiannual period ended April 30, 2001, Scudder Blue Chip Fund Class A Shares dipped 13.25 percent, while the index lost 12.06 percent and the Lipper Large-Cap Core Funds category slipped 12.75 percent.

  It's tough for any manager or investor to see negative returns of this magnitude. Our disappointment is tempered to some extent, however, by our recognition of the extraordinary challenges presented by this fickle market. Everything that had worked prior to the Fed's unexpected and dramatic reversal of its monetary policy in January failed thereafter. The portfolio's defensive positioning caused the fund to lose ground to its competitors, when this first in a series of interest-rate cuts set off a flurry of buying activity in technology stocks. Conversely, the portfolio's heavy overweighting in

PERFORMANCE UPDATE

health care stocks dragged performance when this sector reversed.

  But the tech rally was short-lived. In February, significant shortfalls in corporate earnings and other "bad business" reports resulted in a ratcheting down of earning power for many technology companies. The portfolio's underweighted position in technology then proved beneficial.

Q WHAT WORKED PARTICULARLY WELL FOR SCUDDER BLUE CHIP FUND DURING THE PERIOD?

A Ironically, in the end it was the fund's technology holdings that proved to be the primary driver of performance during the period. Let's continue the technology story.

  By March, we could hardly imagine a more negative scenario, and we believed we were beginning to see a bottom forming. By April, all the bad news seemed to have been priced in to the sector. Valuations had been decimated, and earnings expectations had become more reasonable. We were no longer willing to bet against technology. During the first week of April, we aggressively increased the portfolio's technology stake, ultimately bringing the fund's weighting up to par with the benchmark.

  Following the April cut in interest rates, we began to see more significant and sustained technology stock performance. A few newly purchased names posted tremendous gains, enabling us to take profits and recover some of the ground lost to our competitors earlier in the period. The real story, however, was the stellar performance of some of the fund's longest-held names, including IBM, Intel and Microsoft, all among the portfolio's 10 largest holdings.

  Microsoft, the fund's largest holding, provides a great example of our investment discipline at work. We rely on intensive, proprietary research to uncover a stock's fundamental strengths. We make our buying and selling decisions based on the results of that analysis, not on unsubstantiated rumor or the whims of Wall Street. In the case of Microsoft, the stock price had been driven down by what we believed to be investor overreaction to protracted antitrust litigation and the failure of the government to reach a resolution. Our analysis at the time showed the company to be well positioned to expand sales and earnings. We took advantage of the opportunity to build our position in the stock. Since that time, the price has rebounded, and we expect to see greater gains as fundamentals further improve. All eyes are focused on the launch this fall of Microsoft XP, a new application that could prompt another software and microprocessor upgrade cycle. In addition, most people believe -- as do we -- that the company will win its appeal.

Q WERE THERE STRATEGIES OR SPECIFIC STOCKS THAT PROVED DISAPPOINTING?

A Many of the health care and financial names that had been important contributors to performance in the past suffered losses during the period. In general, a shift in market sentiment away from health care, based in part on rising political risks and pending patent issues, dragged performance. Falling from the top 10 holdings were Abbott Laboratories and Baxter International, both of which we trimmed due to price appreciation during the period.

  Market psychology, more than any fundamental changes, hampered the performance of some financial stocks, including American International Group, which remains among the portfolio's top 10 holdings. There was some concern that the volatile equity markets would impede revenue and earnings growth in the company's life insurance business. Given the stock's strong performance during the prior six months, many investors took profits opportunistically.

Q WHAT IS YOUR NEAR-TERM OUTLOOK FOR THE ECONOMY? ARE THERE EMERGING TRENDS THAT MAY HELP GUIDE YOUR INVESTMENT STRATEGY IN THE COMING MONTHS?

A Falling interest rates during the period may not have assuaged investor fears of an extended economic downturn immediately, but the Fed's actions gave people hope that by the end of 2001 we will see a meaningful turn in the economy. The steepening yield curve suggests that it already may be turning. In addition, the Bush administration's proposed tax reductions are friendly to big business. Therefore, we believe that U.S. fiscal and monetary policy eventually will achieve traction and that corporate earnings and economic growth will show signs of improvement.

  In general, there seems to be a six- to nine-month lag between the time that the Federal Reserve alters its monetary policy and that change is evident. So, the question is: where do we want to be when the economy turns around?

  Our growing conviction in the renewal of economic growth is supported by the positive earnings reports of many retailers, some of

PERFORMANCE UPDATE

which far exceeded expectations during the period. This suggests that the American consumer is in better shape than most people believe. The Fed has proven time and again that it is interested in keeping the consumer healthy. Moreover, falling interest rates have given rise to a booming refinancing market for mortgages, which should put a bit more money in the hands of consumers.

  While we do not foresee a major shift in sector weightings, we are in the process of making the portfolio somewhat more aggressive. We intend to actively seek opportunities in cyclical stocks, retail and media in particular, which we believe can help us capture the benefits of an impending upturn in the economy. And we will selectively reduce our weightings in classically defensive sectors, such as health care.

  We expect we will continue to see the wild swings in stock prices that have marked the technology sector for some time. Generally speaking, there has been no real improvement in the fundamentals of technology companies. While the market already has anticipated much potentially bad news, we have yet to see how investors will react to the negative earnings releases (see Terms To Know, below) that are almost certain in the coming months. Earnings expectations may have to be further reduced. With price consciousness paramount, however, we will continue to seek opportunities to invest in technology.

TERMS TO KNOW

EARNINGS RELEASE A quarterly report to the public of a corporation's earnings. Earnings are revenues minus the cost of sales, operating expenses and taxes over a given period of time. Earnings are often the most important determinant of a corporation's stock price.

GROWTH STOCK A stock issued by a company that is expected to experience rapid growth resulting from strong sales, adept management and market dominance. Because growth stocks are typically in demand, they tend to carry relatively high price tags and can be volatile due to changing perceptions of the company's ability to grow.

RECESSION A period of general economic decline; specifically, a decline in gross domestic product for two or more consecutive quarters.

SMALL-CAPITALIZATION STOCK Capitalization is a measure of the size of a company that offers publicly traded stock, as determined by multiplying the current share price by the number of shares outstanding. Small-capitalization, or "small-cap," stocks are generally $250 million to $1 billion.

VALUE STOCK A stock that is considered to be "on sale" or bargain-priced because it has fallen out of favor with investors. These stocks are perceived to be undervalued relative to their true worth as determined by earnings potential, book value, cash flow, dividend yields or other fundamental measures.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON
DATA SHOW THE PERCENTAGE OF THE STOCK HOLDINGS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON APRIL 30, 2001, AND ON OCTOBER 31, 2000.
[BAR GRAPH]

                                                                 SCUDDER BLUE CHIP FUND ON          SCUDDER BLUE CHIP FUND ON
                                                                          4/30/01                            10/31/00
                                                                 -------------------------          -------------------------
Health care                                                                20.40                              17.80
Consumer nondurables                                                       20.10                              12.30
Finance                                                                    18.50                              19.90
Technology                                                                 16.10                              24.10
Capital goods                                                               9.30                               7.90
Energy                                                                      8.50                               6.20
Communication services                                                      3.20                               8.60
Transportation                                                              2.50                               0.00
Basic materials                                                             0.90                               3.20
Utilities                                                                   0.50                               0.00

A COMPARISON WITH THE S&P 500 STOCK INDEX*
DATA SHOW THE PERCENTAGE OF STOCK HOLDINGS IN THE PORTFOLIO THAT EACH SECTOR OF SCUDDER BLUE CHIP FUND REPRESENTED ON APRIL 30, 2001, COMPARED WITH THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE S&P 500 STOCK INDEX.
[BAR GRAPH]

                                                                 SCUDDER BLUE CHIP FUND ON            S&P 500 STOCK INDEX ON
                                                                          4/30/01                            4/30/01
                                                                 -------------------------            ----------------------
Health care                                                                20.40                              13.10
Consumer nondurables                                                       20.10                              21.30
Finance                                                                    18.50                              17.40
Technology                                                                 16.10                              18.70
Capital goods                                                               9.30                               9.10
Energy                                                                      8.50                               6.90
Communication services                                                      3.20                               6.10
Transportation                                                              2.50                               0.70
Basic materials                                                             0.90                               2.60
Utilities                                                                   0.50                               4.10

* THE S&P 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
Representing 27.6 percent of the portfolio on April 30, 2001.

            HOLDINGS                                                           PERCENT
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
1.          MICROSOFT                     A company that develops, markets       4.4%
                                          and supports a variety of
                                          microcomputer software, operating
                                          systems, language and application
                                          programs, related books and
                                          peripheral devices.
--------------------------------------------------------------------------------------
2.          GENERAL ELECTRIC              A broadly diversified company with     4.2%
                                          major businesses in power
                                          generators, appliances, lighting,
                                          plastics, medical systems,
                                          aircraft engines, financial
                                          services and broadcasting.
--------------------------------------------------------------------------------------
3.          PFIZER                        A research-based pharmaceutical        3.1%
                                          company involved in the discovery,
                                          development, manufacturing and
                                          marketing of medicines for humans
                                          and animals.
--------------------------------------------------------------------------------------
4.          EXXON MOBIL                   A company engaged in exploration,      2.7%
                                          production, manufacture,
                                          transportation and sale of crude
                                          oil, natural gas and petroleum
                                          products.
--------------------------------------------------------------------------------------
5.          CITIGROUP                     A diversified holding company that     2.4%
                                          provides a wide range of financial
                                          services to individual and
                                          corporate clients.
--------------------------------------------------------------------------------------
6.          WAL-MART                      A large global retailer with           2.3%
                                          operations in the United States,
                                          Asia and Latin America. Wal-Mart
                                          operates Wal-Mart, Wal-Mart
                                          Supercenter and Sam's Club. It
                                          also sells branded merchandise
                                          under the Popular Mechanics,
                                          Better Homes & Gardens and Sam's
                                          American Choice labels.
--------------------------------------------------------------------------------------
7.          INTEL                         A company engaged in the design,       2.2%
                                          development, manufacture and sale
                                          of advanced microcomputer
                                          components.
--------------------------------------------------------------------------------------
8.          AMERICAN INTERNATIONAL GROUP  A holding company engaged in           2.2%
                                          insurance and insurance-related
                                          activities in the United States
                                          and abroad. AIG's primary
                                          activities are general insurance
                                          and life insurance operations.
--------------------------------------------------------------------------------------
9.          IBM                           International Business Machines        2.1%
                                          (IBM) is the world's top provider
                                          of computer equipment, including
                                          PCs, notebooks, mainframes,
                                          network servers, software and
                                          peripherals. The company's service
                                          arm is the largest in the world.
--------------------------------------------------------------------------------------
10.         UNITED TECHNOLOGIES           Through such well-known names as       2.0%
                                          Otis, United Technologies
                                          Corporation makes building systems
                                          and aerospace products, including
                                          elevators and helicopters. Its
                                          subsidiary Carrier is the world's
                                          largest maker of heating and
                                          air-conditioning systems.
--------------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

SCUDDER BLUE CHIP FUND
Portfolio of Investments at April 30, 2001 (Unaudited)

    REPURCHASE AGREEMENTS--0.1%                                                         PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------
                                             State Street Bank and Trust Company,
                                               4.520% to be repurchased at $599,075 on
                                               05/01/2001**
                                             (Cost $599,000)                              $   599,000      $      599,000
                                             --------------------------------------------------------------------------------
    COMMERCIAL PAPER--3.0%
-----------------------------------------------------------------------------------------------------------------------------
                                             UBS Finance, Inc., 4.65%, 05/01/2001***
                                             (Cost $31,000,000)                            31,000,000          31,000,000
                                             --------------------------------------------------------------------------------
    COMMON STOCKS--96.9%                                                                     SHARES
-----------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--4.2%
      CELLULAR TELEPHONE--1.9%
                                             AT&T Wireless Group*                             405,000           8,140,500
                                             Nokia Oyj "A" (ADR)                              320,000          10,940,800
                                             --------------------------------------------------------------------------------
                                                                                                               19,081,300

      TELEPHONE/ COMMUNICATIONS--2.3%
                                             BroadWing, Inc.*                                 456,600          11,323,680
                                             Qwest Communications International, Inc.*        155,000           6,339,500
                                             SBC Communications, Inc.                         140,000           5,775,000
                                             --------------------------------------------------------------------------------
                                                                                                               23,438,180
-----------------------------------------------------------------------------------------------------------------------------

    CONSUMER DISCRETIONARY--9.4%
      DEPARTMENT & CHAIN STORES
                                             Costco Wholesale Corp.*                          230,000           8,033,900
                                             Gap, Inc.                                        350,000           9,698,500
                                             Home Depot, Inc.                                 290,000          13,659,000
                                             Kohl's Corp.*                                    217,000          13,250,020
                                             Lowe's Companies, Inc.                           140,000           8,820,000
                                             Target Corp.                                     470,000          18,071,500
                                             Wal-Mart Stores, Inc.                            455,600          23,572,744
                                             --------------------------------------------------------------------------------
                                                                                                               95,105,664
-----------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--4.0%
      FOOD & BEVERAGE--2.0%
                                             Coca-Cola Co., Inc.                              235,000          10,854,650
                                             PepsiCo, Inc.                                    225,000           9,857,250
                                             --------------------------------------------------------------------------------
                                                                                                               20,711,900

      PACKAGE GOODS/
      COSMETICS--2.0%
                                             Colgate-Palmolive Co.                            220,000          12,287,000
                                             Procter & Gamble Co.                             130,000           7,806,500
                                             --------------------------------------------------------------------------------
                                                                                                               20,093,500
-----------------------------------------------------------------------------------------------------------------------------

    DURABLES--2.5%
      AEROSPACE--2.0%
                                             United Technologies Corp.                        255,000          19,910,400
                                             --------------------------------------------------------------------------------

      TELECOMMUNICATIONS EQUIPMENT--0.5%
                                             CIENA Corp.*                                      85,600           4,713,135
                                             --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

    ENERGY--7.8%
      OIL & GAS PRODUCTION--4.6%
                                             BP Amoco PLC (ADR)                               193,000          10,437,440
                                             Exxon Mobil Corp.                                307,443          27,239,450
                                             Royal Dutch Petroleum Co.
                                               (New York shares)*                             160,000           9,524,800
                                             --------------------------------------------------------------------------------
                                                                                                               47,201,690

      OILFIELD SERVICES/
      EQUIPMENT--3.2%
                                             BJ Services Co.*                                 185,000          15,216,250
                                             Nabors Industries, Inc.*                         281,000          16,753,220
                                             --------------------------------------------------------------------------------
                                                                                                               31,969,470

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                             SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--16.8%
      BANKS--7.5%
                                             Bank of America Corp.                            185,000      $   10,360,000
                                             Citigroup, Inc.                                  496,666          24,411,134
                                             JP Morgan Chase & Co.                            320,000          15,353,600
                                             Mellon Financial Corp.                           241,000           9,864,130
                                             National City Corp.                              250,000           6,802,500
                                             Wells Fargo Co.                                  200,000           9,394,000
                                             --------------------------------------------------------------------------------
                                                                                                               76,185,364

      CONSUMER FINANCE--2.0%
                                             Household International, Inc.                    235,916          15,103,342
                                             Providian Financial Corp.                        100,000           5,330,000
                                             --------------------------------------------------------------------------------
                                                                                                               20,433,342

      INSURANCE--7.3%
                                             Allstate Corp.                                   350,000          14,612,500
                                             American International Group, Inc.               268,562          21,968,372
                                             Hartford Financial Services Group, Inc.          244,200          15,164,820
                                             Jefferson Pilot Corp.                            222,225          10,369,019
                                             St. Paul Companies, Inc.                         274,800          12,393,480
                                             --------------------------------------------------------------------------------
                                                                                                               74,508,191
-----------------------------------------------------------------------------------------------------------------------------

    HEALTH--17.2%
      BIOTECHNOLOGY--2.8%
                                             Amgen, Inc.*                                      95,000           5,808,300
                                             Biogen, Inc.*                                    130,000           8,405,800
                                             Genentech, Inc.*                                 155,000           8,137,500
                                             Genzyme Corporation--General Division*            57,700           6,287,569
                                             --------------------------------------------------------------------------------
                                                                                                               28,639,169

      HEALTH INDUSTRY SERVICES--1.0%
                                             Cigna Corp.                                       92,900           9,912,430
                                             --------------------------------------------------------------------------------

      HOSPITAL MANAGEMENT--0.9%
                                             Tenet Healthcare Corp.*                          210,000           9,374,400
                                             --------------------------------------------------------------------------------

      MEDICAL SUPPLY & SPECIALTY--3.7%
                                             Abbott Laboratories                              330,000          15,305,400
                                             Baxter International, Inc.                       110,000          10,026,500
                                             Becton, Dickinson & Co.                          364,000          11,775,400
                                             --------------------------------------------------------------------------------
                                                                                                               37,107,300

      PHARMACEUTICALS--8.8%
                                             Allergan, Inc.                                   122,800           9,332,800
                                             Alza Corp.*                                      327,500          14,973,300
                                             American Home Products Corp.                     240,000          13,860,000
                                             Eli Lilly & Co.                                  150,000          12,750,000
                                             Johnson & Johnson                                 75,000           7,236,000
                                             Pfizer, Inc.                                     732,500          31,717,250
                                             --------------------------------------------------------------------------------
                                                                                                               89,869,350
-----------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--6.5%
      DIVERSIFIED MANUFACTURING--4.2%
                                             General Electric Co.                             878,400          42,628,752
                                             --------------------------------------------------------------------------------


      INDUSTRIAL SPECIALTY--1.1%
                                             PPG Industries, Inc.                             210,000          11,161,500
                                             --------------------------------------------------------------------------------

      MACHINERY/COMPONENTS/
      CONTROLS--1.2%
                                             Illinois Tool Works, Inc.                        195,000          12,359,100
                                             --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

    MEDIA--5.6%
      ADVERTISING--1.0%
                                             Omnicom Group, Inc.                              115,000          10,102,750
                                             --------------------------------------------------------------------------------

      BROADCASTING & ENTERTAINMENT--2.5%
                                             Clear Channel Communications, Inc.*              180,001          10,044,056
                                             Viacom, Inc. "B"*                                304,749          15,865,233
                                             --------------------------------------------------------------------------------
                                                                                                               25,909,289

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                             SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------

      CABLE TELEVISION--0.8%
                                             AT&T Corp.--Liberty Media Group "A"*             495,000      $    7,920,000
                                             --------------------------------------------------------------------------------

      PRINT MEDIA--1.3%
                                             Tribune Co.                                      311,000          13,105,540
                                             --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--2.2%
      INVESTMENT--1.2%
                                             Merrill Lynch & Co., Inc.                        100,000           6,170,000
                                             Morgan Stanley Dean Witter & Co.                 100,000           6,279,000
                                             --------------------------------------------------------------------------------
                                                                                                               12,449,000

      MISCELLANEOUS COMMERCIAL
      SERVICES--1.0%
                                             United Parcel Service "B" Air Freight
                                               Charges                                        180,000          10,341,000
                                             --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--18.7%
      COMPUTER SOFTWARE--6.8%
                                             BEA Systems, Inc.*                               150,000           6,127,500
                                             Brocade Communications Systems, Inc.*            170,000           6,458,300
                                             i2 Technologies, Inc.*                           275,000           4,787,750
                                             Microsoft Corp.*                                 660,000          44,715,000
                                             VERITAS Software Corp.*                          100,000           5,961,000
                                             --------------------------------------------------------------------------------
                                                                                                               68,049,550

      DIVERSE ELECTRONIC PRODUCTS--0.6%
                                             General Motors Corp. "H"*                        290,000           6,162,500
                                             --------------------------------------------------------------------------------

      EDP PERIPHERALS--0.6%
                                             EMC Corp.                                        190,000           7,524,000
                                             --------------------------------------------------------------------------------

      ELECTRONIC DATA PROCESSING--4.0%
                                             Dell Computer Corp.*                             530,000          13,933,700
                                             International Business Machines Corp.            185,000          21,300,900
                                             Sun Microsystems, Inc.*                          302,000           5,170,240
                                             --------------------------------------------------------------------------------
                                                                                                               40,404,840

      MILITARY ELECTRONICS--1.0%
                                             General Dynamics Corp.                           135,000          10,405,800
                                             --------------------------------------------------------------------------------

      SEMICONDUCTORS--5.7%
                                             Applied Materials, Inc.*                         112,000           6,115,200
                                             Intel Corp.                                      711,800          22,001,738
                                             KLA-Tencor Corp.*                                125,000           6,870,000
                                             Linear Technology Corp.                          120,000           5,764,800
                                             Texas Instruments, Inc.                          335,000          12,964,500
                                             Xilinx, Inc.*                                    100,000           4,747,000
                                             --------------------------------------------------------------------------------
                                                                                                               58,463,238
-----------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--1.5%
      RAILROADS
                                             Union Pacific Corp.                              260,000          14,791,400
                                             --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

    UTILITIES--0.5%
      ELECTRIC UTILITIES
                                             Mirant Corp.*                                    120,000           4,896,000
                                             --------------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $867,575,050)                                              984,929,044
                                             --------------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100.0%
                                             (Cost $899,174,050)(a)                                        $1,016,528,044
                                             --------------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

 NOTES TO PORTFOLIO OF INVESTMENTS

  * Non-income producing security.

 ** Repurchase agreements are fully collateralized by U.S. Treasury and Government agency securities.

*** Annualized yield at time of purchase, not a coupon rate.

(a) The cost for federal income tax purposes was $899,271,762. At April 30, 2001, net unrealized appreciation for all securities based on tax cost was $117,256,282. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $141,442,226 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $24,185,944.

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENT OF ASSETS & LIABILITIES
As of April 30, 2001 (Unaudited)

ASSETS
------------------------------------------------------------------------------
Investments in securities, at value, (cost $899,174,050)        $1,016,528,044
------------------------------------------------------------------------------
Cash                                                                     3,232
------------------------------------------------------------------------------
Receivable for investments sold                                      6,800,916
------------------------------------------------------------------------------
Dividends receivable                                                   457,389
------------------------------------------------------------------------------
Interest receivable                                                         75
------------------------------------------------------------------------------
Receivable for Fund shares sold                                      2,145,814
------------------------------------------------------------------------------
Other assets                                                             9,910
------------------------------------------------------------------------------
TOTAL ASSETS                                                     1,025,945,380
------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------
Payable for investments purchased                                   10,302,627
------------------------------------------------------------------------------
Payable for Fund shares redeemed                                     3,816,263
------------------------------------------------------------------------------
Accrued management fee                                                 425,594
------------------------------------------------------------------------------
Accrued Trustees' fees and expenses                                     20,903
------------------------------------------------------------------------------
Accrued reorganization costs                                           217,038
------------------------------------------------------------------------------
Other payables and accrued expenses                                  1,074,090
------------------------------------------------------------------------------
Total liabilities                                                   15,856,515
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $1,010,088,865
------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------
Net assets consist of:
Accumulated net investment loss                                 $   (2,510,613)
------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
securities                                                         117,353,994
------------------------------------------------------------------------------
Accumulated net realized gain (loss)                               (38,317,442)
------------------------------------------------------------------------------
Paid-in capital                                                    933,562,926
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $1,010,088,865
------------------------------------------------------------------------------
NET ASSETS VALUE
------------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($549,145,803 / 30,025,667 shares outstanding of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                    $18.29
------------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $18.29)                $19.41
------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share
  ($383,006,297 / 21,496,252 shares outstanding of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                    $17.82
------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($69,418,665 /
  3,860,797 shares outstanding of beneficial interest, $.01
  par value, unlimited number of shares authorized)                     $17.98
------------------------------------------------------------------------------
CLASS I SHARES
  Net asset value, offering and redemption price ($8,518,100
  / 456,828 shares outstanding of beneficial interest, $.01
  par value, unlimited number of shares authorized)                     $18.65
------------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended April 30, 2001 (Unaudited)

INVESTMENT INCOME
-----------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $10,763)            $   4,721,592
-----------------------------------------------------------------------------
Interest                                                            1,200,111
-----------------------------------------------------------------------------
Total income                                                        5,921,703
-----------------------------------------------------------------------------
Expenses:
Management fee                                                      2,889,863
-----------------------------------------------------------------------------
Services to shareholders                                            2,054,303
-----------------------------------------------------------------------------
Custodian fees                                                         15,375
-----------------------------------------------------------------------------
Distribution services fees                                          1,741,567
-----------------------------------------------------------------------------
Administrative services fees                                        1,288,474
-----------------------------------------------------------------------------
Auditing                                                               28,045
-----------------------------------------------------------------------------
Legal                                                                   9,007
-----------------------------------------------------------------------------
Trustees' fees and expenses                                            25,159
-----------------------------------------------------------------------------
Reports to shareholders                                               140,315
-----------------------------------------------------------------------------
Registration fees                                                      25,131
-----------------------------------------------------------------------------
Reorganization                                                        341,920
-----------------------------------------------------------------------------
Other                                                                  15,573
-----------------------------------------------------------------------------
Total expenses before expense reductions                            8,574,732
-----------------------------------------------------------------------------
Expense reductions                                                   (142,416)
-----------------------------------------------------------------------------
Total expenses, after expense reductions                            8,432,316
-----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                       (2,510,613)
-----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
-----------------------------------------------------------------------------
Net realized gain (loss) from investments                         (34,754,054)
-----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                   (122,962,260)
-----------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (157,716,314)
-----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $(160,226,927)
-----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  SIX MONTHS
                                                                    ENDED                     YEAR
                                                                  APRIL 30,                   ENDED
                                                                     2001                  OCTOBER 31,
                                                                 (UNAUDITED)                  2000
INCREASE (DECREASE) IN NET ASSETS
-------------------------------------------------------------------------------------------------------
Operations: Net investment income (loss)                        $   (2,510,613)              (5,449,849)
-------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                           (34,754,054)              30,909,775
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                    (122,962,260)              53,432,133
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                        (160,226,927)              78,892,059
-------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net realized gains
Class A                                                            (17,874,809)             (20,180,311)
-------------------------------------------------------------------------------------------------------
Class B                                                            (12,842,035)             (12,653,899)
-------------------------------------------------------------------------------------------------------
Class C                                                             (2,170,392)              (1,821,374)
-------------------------------------------------------------------------------------------------------
Class I                                                               (272,420)                (354,023)
-------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                          211,243,146              780,761,798
-------------------------------------------------------------------------------------------------------
Reinvestment of distributions                                       31,083,239               33,068,135
-------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                           (228,751,210)            (582,820,955)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                        13,575,175              231,008,978
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                 (179,811,408)             274,891,430
-------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                1,189,900,273              915,008,843
-------------------------------------------------------------------------------------------------------
Net assets at end of period (including accumulated net
investment loss of $2,510,613 at April 30, 2001)                $1,010,088,865            1,189,900,273
-------------------------------------------------------------------------------------------------------

 18 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                 CLASS A
                                                    -----------------------------------------------------------------
                                                    SIX MONTHS
                                                     ENDED
                                                    APRIL 30,                   YEARS ENDED OCTOBER 31,
                                                      2001        ---------------------------------------------------
                                                    (UNAUDITED)    2000       1999       1998       1997       1996
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $21.76        20.76      16.61      17.68      17.14      14.87
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (a)                        (.01)        (.03)       .02        .11        .18        .22
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
  investment transactions                              (2.86)        1.78       4.55       1.17       3.70       3.45
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                       (2.87)        1.75       4.57       1.28       3.88       3.67
---------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                     --           --         --       (.16)      (.21)      (.20)
---------------------------------------------------------------------------------------------------------------------
Net realized gain on investment transactions            (.60)        (.75)      (.42)     (2.19)     (3.13)     (1.20)
---------------------------------------------------------------------------------------------------------------------
Total distributions                                     (.60)        (.75)      (.42)     (2.35)     (3.34)     (1.40)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                          $18.29        21.76      20.76      16.61      17.68      17.14
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                                    (13.25)**      8.51      27.96       7.80      26.78      26.72
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)           549,146      650,881    547,027    378,450    307,726    198,968
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)         1.26*        1.17       1.19       1.29       1.19       1.26
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)          1.25*        1.16       1.19       1.29       1.19       1.26
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)               (.11)*       (.14)       .13        .62       1.07       1.40
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                              122*          89         75        157        183        166
---------------------------------------------------------------------------------------------------------------------

                                                                                 CLASS B
                                                    -----------------------------------------------------------------
                                                    SIX MONTHS
                                                     ENDED
                                                    APRIL 30,                   YEARS ENDED OCTOBER 31,
                                                      2001        ---------------------------------------------------
                                                    (UNAUDITED)    2000       1999       1998       1997       1996
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $21.30        20.50      16.55      17.61      17.09      14.82
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (a)                        (.09)        (.20)      (.14)      (.03)       .04        .10
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
  investment transactions                              (2.79)        1.75       4.51       1.17       3.67       3.45
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                       (2.88)        1.55       4.37       1.14       3.71       3.55
---------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                     --           --         --       (.01)      (.06)      (.08)
---------------------------------------------------------------------------------------------------------------------
Net realized gain on investment transactions            (.60)        (.75)      (.42)     (2.19)     (3.13)     (1.20)
---------------------------------------------------------------------------------------------------------------------
Total distributions                                     (.60)        (.75)      (.42)     (2.20)     (3.19)     (1.28)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                          $17.82        21.30      20.50      16.55      17.61      17.09
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                                    (13.59)**      7.62      26.83       6.96      25.62      25.82
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)           383,006      453,924    314,154    174,475    123,449     54,085
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)         2.08*        1.98       2.07       2.10       2.06       2.08
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)          2.06*        1.97       2.07       2.10       2.06       2.08
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)               (.92)*       (.95)      (.75)      (.19)       .20        .58
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                              122*          89         75        157        183        166
---------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                  CLASS C
                                                         ----------------------------------------------------------
                                                         SIX MONTHS
                                                          ENDED
                                                         APRIL 30,               YEARS ENDED OCTOBER 31,
                                                           2001       ---------------------------------------------
                                                         (UNAUDITED)   2000     1999     1998     1997    1996
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                         $21.47      20.64    16.65    17.69    17.15   14.88
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (a)                             (.07)      (.20)    (.13)    (.01)     .03     .10
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
  transactions                                              (2.82)      1.78     4.54     1.18     3.71    3.45
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                            (2.89)      1.58     4.41     1.17     3.74    3.55
-------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                          --         --       --     (.02)    (.07)   (.08)
-------------------------------------------------------------------------------------------------------------------
Net realized gain on investment transactions                 (.60)      (.75)    (.42)   (2.19)   (3.13)  (1.20)
-------------------------------------------------------------------------------------------------------------------
Total distributions                                          (.60)      (.75)    (.42)   (2.21)   (3.20)  (1.28)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                               $17.98      21.47    20.64    16.65    17.69   17.15
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                                         (13.53)**    7.72    26.91     7.08    25.71   25.75
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)                 69,419     75,076   44,158   22,745   10,609   3,105
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)              1.95*      1.93     1.98     2.03     2.00    2.05
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)               1.92*      1.93     1.97     2.03     2.00    2.05
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                    (.78)*     (.91)    (.65)    (.12)     .26     .61
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                   122*        89       75      157      183     166
-------------------------------------------------------------------------------------------------------------------

                                                                                    CLASS I
                                                         --------------------------------------------------------------
                                                         SIX MONTHS
                                                          ENDED                                        NOVEMBER 22,
                                                         APRIL 30,       YEARS ENDED OCTOBER 31,       1995 TO
                                                           2001       ------------------------------   OCTOBER 31,
                                                         (UNAUDITED)   2000    1999    1998    1997      1996
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                         $22.11      20.99   16.68   17.72   17.18      15.30
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (a)                              .04        .08     .13     .21     .32        .36
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
  transactions                                              (2.90)      1.79    4.60    1.19    3.58       2.96
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                            (2.86)      1.87    4.73    1.40    3.90       3.32
-----------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                          --         --      --    (.25)   (.23)      (.24)
-----------------------------------------------------------------------------------------------------------------------
Net realized gain on investment transactions                 (.60)      (.75)   (.42)  (2.19)  (3.13)     (1.20)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                          (.60)      (.75)   (.42)  (2.44)  (3.36)     (1.44)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                               $18.65      22.11   20.99   16.68   17.72      17.18
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN %                                             (12.99)**    9.01   28.81    8.53   26.89      21.89**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)                  8,518     10,018   9,669   5,600   5,107         14
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)               .71*       .69     .72     .68     .70       1.31*
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                .70*       .68     .72     .68     .70       1.31*
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                     .44*       .34     .60    1.23    1.56       1.33*
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                   122*        89      75     157     183        166*
-----------------------------------------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.
(b)  Total return does not reflect the effect of sales charge.
(c) The ratios of operating expenses excluding costs incurred with the reorganization before expense reductions for Class A, Class B, Class C and Class I were 1.23%, 2.04%, 1.92% and .69%, respectively, and after expense reductions for Class A, Class B, Class C and Class I were 1.23%, 2.03%, 1.92% and .69%, respectively.
 *  Annualized
**  Not annualized

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Scudder Blue Chip Fund (the "Fund"), formerly
                             Kemper Blue Chip Fund is registered under the Investment Company Act of 1940, as amended (the
                             "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

NOTES TO FINANCIAL STATEMENTS

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made semiannually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             OTHER. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             All discounts are accreted for both tax and financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Scudder Investments, Inc.
                             ("ZSI" or "the Advisor"), formerly Scudder Kemper
                             Investments, Inc. and pays a monthly investment management fee of 1/12 of the annual rate of 0.58% of the first $250 million of average daily net assets declining to 0.42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $2,889,863 for the six months ended April 30, 2001 which is equivalent to an annualized effective rate of .55%.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Scudder Distributors, Inc. (SDI), formerly Kemper Distributors, Inc. Underwriting commissions retained by SDI in connection with the distribution of Class A shares for the six months ended April 30, 2001 are $45,000.

                             For services under the distribution services agreement, the Fund pays SDI a fee of 0.75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, SDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by SDI for the six months ended April 30, 2001 are $2,192,730 of which $248,520 is unpaid at April 30, 2001.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with SDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays SDI a fee at an annual rate of up to 0.25% of average daily net assets of each class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees paid by the Fund to SDI for the six months ended April 30, 2001 are $1,288,474 of which $203,290 was unpaid at
                             April 30, 2001, and of which $1,520 was paid to SDI affiliates.

                             SHAREHOLDER SERVICE AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Scudder Investments Service Company (SISC), formerly Kemper Service Company, is the shareholder service agent of the Fund. Under the agreement, SISC received shareholder services fees of $1,358,761 for the six months ended April 30, 2001 of which $422,771 is unpaid at April 30, 2001.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of the Advisor. For the six months ended April 30, 2001, the Fund made no payments to its officers and incurred trustees fees of $7,501 to independent trustees. In addition, a one-time fee of $17,658 was accrued for payment to these Trustees not affiliated with the Advisor who are not standing for re-election under the Reorganization discussed in Note 7.

--------------------------------------------------------------------------------

3    INVESTMENT
     TRANSACTIONS            For the six months ended April 30, 2001, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                              $631,068,025

                             Proceeds from sales                     626,266,877

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                    SIX MONTHS ENDED                     YEAR ENDED
                                                                     APRIL 30, 2001                   OCTOBER 31, 2000
                                                              -----------------------------    ------------------------------
                                                                SHARES           AMOUNT          SHARES            AMOUNT

                                       SHARES SOLD

                                       --------------------------------------------------------------------------------------

                                        Class A                7,308,563      $ 136,430,571     20,925,009      $ 453,359,979

                                       --------------------------------------------------------------------------------------

                                        Class B                2,779,062         51,340,132     12,084,997        256,660,809

                                       --------------------------------------------------------------------------------------

                                        Class C                  954,134         17,793,293      2,571,117         54,940,426

                                       --------------------------------------------------------------------------------------

                                        Class I                   39,303            767,134        245,812          5,443,016

                                       --------------------------------------------------------------------------------------


                                       SHARES ISSUED IN REINVESTMENT OF DIVIDENDS

                                       --------------------------------------------------------------------------------------

                                        Class A                  905,183         16,945,074        903,118         19,209,226

                                       --------------------------------------------------------------------------------------

                                        Class B                  646,139         11,817,897        562,070         11,786,584

                                       --------------------------------------------------------------------------------------

                                        Class C                  110,994          2,047,847         81,359          1,718,306

                                       --------------------------------------------------------------------------------------

                                        Class I                   14,262            272,421         16,443            354,019

                                       --------------------------------------------------------------------------------------


                                       SHARES REDEEMED

                                       --------------------------------------------------------------------------------------

                                        Class A               (8,360,588)      (155,997,915)   (18,749,225)      (407,630,597)

                                       --------------------------------------------------------------------------------------

                                        Class B               (2,972,143)       (54,059,656)    (6,176,446)      (131,261,047)

                                       --------------------------------------------------------------------------------------

                                        Class C                 (700,775)       (12,852,283)    (1,295,015)       (27,656,672)

                                       --------------------------------------------------------------------------------------

                                        Class I                  (49,768)          (929,340)      (269,884)        (5,915,071)

                                       --------------------------------------------------------------------------------------


                                       CONVERSION OF SHARES

                                       --------------------------------------------------------------------------------------

                                        Class A                  262,779          4,912,016        478,806         10,357,568

                                       --------------------------------------------------------------------------------------

                                        Class B                 (267,403)        (4,912,016)      (487,010)       (10,357,568)

                                       --------------------------------------------------------------------------------------

                                        NET INCREASE
                                        (DECREASE)
                                        FROM CAPITAL
                                        SHARE TRANSACTIONS                    $  13,575,175                     $ 231,008,978

                                       --------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees and transfer agent fees were reduced by $805 and $12,710, respectively, under these arrangements.

--------------------------------------------------------------------------------

6    LINE OF
     CREDIT The Fund and several affiliated funds (the "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co., for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated at the Federal Funds Rate plus .5%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

7    REORGANIZATION          ZSI has initiated a program to reorganize and
                             combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the funds
                             ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by ZSI and certain of the affected funds. Those costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. ZSI has agreed to bear $128,901 of such costs.

NOTES

NOTES

TRUSTEES                          OFFICERS
JOHN W. BALLANTINE                MARK S. CASADY                    MAUREEN E. KANE
Trustee                           President                         Secretary
LEWIS A. BURNHAM                  PHILIP J. COLLORA                 CAROLINE PEARSON
Trustee                           Vice President and                Assistant Secretary
                                  Assistant Secretary
LINDA C. COUGHLIN                                                   BRENDA LYONS
Chairperson, Trustee              JOHN R. HEBBLE                    Assistant Treasurer
and Vice President                Treasurer
DONALD L. DUNAWAY                 TRACY MCCORMICK
Trustee                           Vice President
ROBERT B. HOFFMAN                 KATHRYN L. QUIRK
Trustee                           Vice President
DONALD R. JONES                   WILLIAM F. TRUSCOTT
Trustee                           Vice President
SHIRLEY D. PETERSON               LINDA J. WONDRACK
Trustee                           Vice President
WILLIAM P. SOMMERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           SCUDDER INVESTMENTS SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 SCUDDER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.scudder.com

TRUSTEES&OFFICERS

[SCUDDER INVESTMENTS LOGO]
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Scudder Equity Funds/Growth Style prospectus.
SBCF - 3 (6/21/01) 12903